SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 10, 2004


                            FIDELITY FEDERAL BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Indiana                      0-22880                35-1894432
----------------------------         ----------               ----------
(State of other jurisdiction         Commission               (Employer
      of Incorporation)               File No.            Identification No.)


                               18 NW Fourth Street
                            Evansville, Indiana 47708
         ---------------------------------------------------------------
                    (Address of principal executive offices)



                                 (812) 424-0921
         ---------------------------------------------------------------
               Registrant's telephone number, including area code



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Item 8.01  Other Events

     On November 10, 2004, Fidelity Federal Bancorp issued the press release attached hereto as exhibit 99.1


Item 9.01  Financial Statements and Exhibits
           Exhibits

           99.1       Press release, dated, November 10, 2004.








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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         FIDELITY FEDERAL BANCORP
                                         (Registrant)

Date: November 12, 2004                  By: /s/ DONALD R. NEEL
      -----------------                      ------------------
                                             Donald R. Neel
                                             President and CEO













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


                                Index to Exhibits


Exhibit No.     Description

99.1            Press Release dated November 10, 2004
















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